Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

SUPPLEMENT DATED OCTOBER 14, 2008

to the currently effective Prospectus

dated October 31, 2007

for the Ambassador Money Market Fund (the “Prospectus”)

Participation in the U.S. Department of Treasury
Guarantee Program for Money Market Funds

The Board of Trustees of Ambassador Funds (the “Trust”) has approved the participation of the Ambassador Money Market Fund (the “Fund”) in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds.

Subject to certain conditions and limitations, the Guarantee Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008, in the event that the Fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”).  The Guarantee Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008, or the amount an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008, and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008, will not be covered by the Guarantee Program.  In the event that shares held as of close of business on September 19, 2008, are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008, or (ii) the amounts held in the Fund on the date the guarantee is triggered.

The cost to participate in the initial three months of the Guarantee Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund.  As of today’s date, assets available to the Guarantee Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury may extend the Guarantee Program beyond its initial three-month term up through the close of business on September 18, 2009.  If the Guarantee Program is extended, the Fund will consider whether to continue to participate.  Any additional cost to participate in the extended Guarantee Program may also be borne by the Fund at that time.

Neither this Prospectus supplement, the Prospectus, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.